UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington D.C. 20549
                               ________________

                                   FORM 8-K

                                CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                        Date of Report: March 15, 2000

                               REII INCORPORATED
                        (Formerly Bap Acquisition Corp.)
            _____________________________________________________
             Exact name of registrant as specified in its charter

         Delaware                    21-16563-B              51-0373976
    ___________________________     ____________          _________________
    (State or other Jurisdiction    (Commission            (IRS Employee
       of Incorporation)             File number)        Identification No.)

                      1051 Fifth Avenue North, Naples, FL    34102
                    ________________________________________________
                   (Address of Principal Executive Office) (Zip Code)

                                 (941) 261-3396
                           ____________________________
                           (registrant's Telephone Number
                               Including area code)







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ITEM 1. N/A

Item 2.        Acquisition of Assets

On March 15, 2000, REII Incorporated (the "Company") acquired 100% of the issued and outstanding common shares of Ricketts Enterprises of Naples, Inc. ("RENI"). RENI was formed on December 7, 1999 under the laws of the state of Florida by two of REII's stockholders, Garfield Ricketts, a 62% stockholder and Una Ricketts, a 15% stockholder, for the purpose of acquiring seven (7) rental real estate properties formerly owned by Garfield Ricketts. The net assets of RENI were contributed by Garfield Ricketts and recorded at their fair market value, based on independent appraisals and current mortgage values as follows:
        Six (6) Residential Rental Properties        $  905,500
        One (1) Commercial Rental Property               70,000
        Bank Mortgages                                 (588,000)
        Notes Payable due to Garfield Ricketts         (322,000)
                                                     -----------
                Net Assets                           $   65,500

The business activity relating to the properties will be carried on through the Company's wholly owned subsidiary, RENI. A description of the properties and related financing arrangements follow.

         Property                                   Mortgage        Note
                                                     Value         Value
         ---------                                  --------     ----------
Property Description and Financing Arrangement

1)     5384 24th Avenue SW, Naples, Florida-
       Three residential rental units                $175,000
       Mortgage with Washington Mutual Bank
       in the amount of $105,000, payable in
       monthly payments of $523 including
       principal and interest at the bank's
       index plus 2.85% (effective rate of
       7.818% at March 15, 2000), due February 2030.
       Mortgage will be recasted annually on
       March 1st to reflect the new interest rate.                $105,000

       Mortgage with Garfield Ricketts, a 62%
       stockholder, in the amount of $45,000,
       payable in monthly payments of $315
       including principal and interest at 7.5%,
       due February 2030.                                           45,000

2)      1743 54th Street SW, Naples, Florida -
        One residential rental unit                    90,000
        Mortgage with Washington Mutual Bank
        in the amount of $59,500, payable in
        monthly payments of $291 including
        principal and interest at the bank's
        index plus 2.85% (effective rate of
        7.818% at March 15, 2000), due February 2030.
        Mortgage will be recasted annually on
        March 1st to reflect the new interest rate.                 59,500

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Property Description and financing Arrangement-continued-
                                                     Mortgage       Note
        Property                                       Value       Value
        ---------                                   ---------    ---------
        Mortgage with Garfield Ricketts, a 62%
        stockholder, in the amount of $25,500,
        payable in monthly payments of $178
        including principal and interest at 7.5%,
        due February 2030.                                          25,500

3)      2600 Santa Barbara Blvd., Naples, Florida-
        Four residential rental units                 193,000
        Mortgage with Washington Mutual Bank
        in the amount of $135,100, payable in
        monthly payments of $673 including
        principal and interest at the bank's
        index plus 2.85% (effective rate of
        7.818% at March 15, 2000), due February 2030.
        Mortgage will be recasted annually on
        March 1st to reflect the new interest rate.                135,100

        2600 Santa Barbara Blvd., Naples, Florida
        Mortgage with Garfield Ricketts, a 62%
        stockholder, in the amount of $57,900,
        payable in monthly payments of $406
        including principal and interest at 7.5%,
        due February 2030.                                          57,900

4)      2620 Santa Barbara Blvd., Naples, Florida-
        Three residential rental units                166,500
        Mortgage with Washington Mutual Bank
        in the amount of $105,000, payable in
        monthly payments of $523 including
        principal and interest at the bank's
        index plus 2.85% (effective rate of
        7.818% at March 15, 2000), due February
        2030. Mortgage will be recasted annually
        on March 1st to reflect the new interest rate.             105,000

        Mortgage with Garfield Ricketts, a 62%
        stockholder, in the amount of $45,000,
        payable in monthly payments of $315
        including principal and interest at 7.5%,
        due February 2030.                                          45,000

5)      2700 Santa Barbara Blvd., Naples, Florida -
        Three residential rental units                165,000
        Mortgage with Washington Mutual Bank
        in the amount of $105,000, payable in
        monthly payments of $523 including
        principal and interest at the bank's
        index plus 2.85% (effective rate of
        7.818% at March 15, 2000), due February
        2030. Mortgage will be recasted annually
        on March 1st to reflect the new interest rate.             105,000

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Property Description and Financing Arrangement continued-
                                                      Mortgage       Note
                Property                                Value       Value
                                                    ------------  ----------
        Mortgage with Garfield Ricketts, a 62%
        stockholder, in the amount of $45,000,
        payable in monthly payments of $315
        including principal and interest at 7.5%,
        due February 2030.                                          45,000

6)      5055 SW 27th Place, Naples, Florida -
        Two residential rental units                  116,000
        Mortgage with Washington Mutual Bank
        in the amount of $78,400, payable in
        monthly payments of $390 including
        principal and interest at the bank's
        index plus 2.85% (effective rate of
        7.818% at March 15, 2000) due February
        2030. Mortgage will be recasted annually
        on March 1st to reflect the new interest rate.              78,400

        Mortgage with Garfield Ricketts, a 62%
        stockholder, in the amount of $33,600,
        payable in monthly payments of $235
        including principal and interest at 7.5%,
        due February 2030.                                          33,600

7)      1051 5th Avenue North, Naples, Florida -
        One office condominium                         70,000
        Mortgage with Garfield Ricketts, a 62%
        stockholder, in the amount of $70,000,
        payable in monthly payments of $489
        including principal and interest at 7.5%,
        due February 2030.                                          70,000
                                                   ____________    ________

               Totals                              $ 975,500        $ 910,000




The proforma effects of the Company's operations if REII had acquired the wholly owned subsidiary as of January 1,1997 are as follows:

                               1999             1998                 1997
                            ---------        ---------            ---------
       Rental Income        $ 108,661        $ 100,667            $ 104,280
       Comparable Expenses     40,386           43,251               34,715
                            ---------        ---------            ---------
            Subtotal        $  68,275        $  57,416            $  69,565
  Non-Comparable Expenses      55,947           58,772               55,714
                            ---------        ---------            ---------
        Net Income (Loss)   $  12,328        $  (1,356)           $  13,851

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        Non-comparable expenses include mortgage interest, depreciation, corporate expenses, and income taxes. Comparable expenses include advertising, repairs, maintenance, insurance, real estate taxes, utilities, sales commissions, and other miscellaneous expenses. Management believes that future estimated taxable operating results of the properties will approximate the results as shown above.

        The Company plans to acquire 14 additional residential rental properties from Garfield Ricketts, majority stockholder, when permanent financing can be arranged. Purchase price upon acquisition will be the properties' market value, based on independent appraisals. Each property will be subject to an updated independent appraisal at the time of acquisition. Market value of the 14 properties is currently approximately $ 1,100,000 based on Multiple Listing Service's market analysis, which tracks sales prices of comparable properties within the area. Financial data of the 14 properties consisted of the following for the years ended December 31, 1999, 1998, and 1997:

                                     1999           1998           1997
                                ------------      ---------     ----------
        Rental Income            $ 123,870        $ 117,159     $ 117,475
        Comparable Expenses         57,970           55,984        54,640
                                ------------      ---------     -----------
         Subtotal                $  65,900        $  61,175     $  62,835
 Non-Comparable Expenses            66,461           69,563        68,275
                                ------------      ---------     ----------
          Net Loss               $    (561)       $  (8,388)    $  (5,440)

        Non-comparable expenses include mortgage interest, depreciation, corporate expenses, and income taxes. Comparable expenses include advertising, repairs, maintenance, insurance, real estate taxes, utilities, sales commissions, and other miscellaneous expenses. Management believes that future estimated taxable operating results of the properties will approximate the results as shown above. Results could differ based on the financing structure used to acquire the properties. The Corporation is not aware of any material factors relating to the properties that could cause the above financial information not to be indicative of future operating results. The Corporation does not intend to pay cash distributions from any positive cash flow that may be generated from the properties.

                             SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunder duly authorized

Dated March 16, 2000

REII INCORPORATED
(FORMERLY BAP ACQUISITION CORP.)

by /s/ Garfield Ricketts              by /s/ Una M. Ricketts
-------------------------            ------------------------
Garfield Ricketts-President          Una M. Ricketts-Secretary/Treasurer


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